Subsequent Events	12 Months Ended
Jun. 30, 2019
Events after reporting period [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

(a)
On 26 July 2019, the Johannesburg High Court approved the R5.2 billion settlement of the silicosis and tuberculosis class action suit between the Occupational Lung Disease Working Group – representing Gold Fields, African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Harmony and Sibanye Stillwater – and lawyers representing affected mineworkers. After a mandatory three-month period, during which potential beneficiaries can opt out of the settlement agreement, the settlement funds will be used to establish the Tshiamiso Trust. The trust will track and trace class members, process all submitted claims, including the undertaking of benefit medical examinations, and pay benefits to eligible claimants. The approval does not impact on the amount of the provision recognised. Refer to note 26.

(b)
On 19 August 2019, Harmony and a syndicate of local and international lenders entered into a loan facility agreement which was jointly arranged by Nedbank Limited and ABSA Bank Limited, comprising a revolving credit facility (RCF) of up to US$200 million and a term portion of up to US$200 million. The tenor of the facility is three years with an option to extend by another one year. The rate for the term loan is LIBOR plus 3.05% and LIBOR plus 2.90% for the RCF. Conditions precedent were fulfilled on 26 September 2019 and financial close was on 2 October 2019, with US$5 million (R76 million) being drawn on, resulting in an outstanding balance of US$300 million (R4.6 billion) and undrawn balance of US$100 million (R1.4 billion).